Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the incorporation by reference, in the Registration Statement (Form S-8) pertaining to the Teligent, Inc. 1997 Stock Incentive Plan, of our report dated March 4, 1997, with respect to the financial statements of Teligent, L.L.C. included in the Registration Statement on Form S-1 (No. 333-37381) of Teligent, Inc., filed with the Securities and Exchange Commission.


                                        Ernst & Young LLP


          Vienna, Virginia
          January 23, 1998